UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	November 3, 2008

SOUTHWALL TECHNOLOGIES INC.
(Exact Name Of Registrant As Specified In Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

0-15930	94-2551470
(Commission File Number)	(I.R.S. Employer Identification No.)

3788 Fabian Way, Palo Alto, CA	94303
(Address of Principal Executive Offices)	(Zip Code)

(650) 962-9111
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03	AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

By Law Amendment

Effective November 3, 2008 Southwall Technologies Inc. Bylaws were amended and restated (the” Amended and Restated Bylaws”) to make certain changes as outlined below.

Indemnification

The Amended and Restated Bylaws provide that Southwall Technologies Inc. will indemnify any person who was or is threatened to be made a party or is otherwise involved in any action, suit or proceeding whether civil, criminal, administrative or investigative, by reason of the fact that is or was a director, officer, of Southwall Technologies Inc. or, while a director or office of Southwall Technologies Inc. is or was serving at the request of Southwall Technologies Inc. as director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan, where the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent, against all expense, liability and loss (including attorneys’ fee, judgments, fines, ERISA excise taxes or penalties and amounts paid in settlement) reasonably incurred or suffered by such person in connection with such proceeding.  Southwall Technologies Inc. will indemnify any person seeking indemnification in connection with a proceeding brought by that person only if the proceeding (or part thereof) was authorized by the Southwall Technologies Inc. board of directors.

Annual Meeting

The Amended and Restated Bylaws provide for the procedures required in conjunction with the Annual Meeting of Stockholders.

Electronic Transmission

The Amended and Restated Bylaws allow for electronic notice, delivery, and voting to and by shareholders.

Chief Executive Officer

The Amended and Restated Bylaws also provide that the chief executive officer will be an officer of Southwall Technologies Inc. as appointed by the board of directors.

Chairman Emeritus

The Amended and Restated Bylaws also provide that the board of directors may appoint one or more positions for former directors designated as “director emeritus” or “chairman emeritus”.  Former directors filling these positions will function as advisors to the board of directors and be able to attend all meetings of the board of directors, but will have no right to vote as a director on any matter.

The description above is a summary of the terms of the Amended and Restated Bylaws of Southwall Technologies Inc.  The description does not purport to be complete and it is qualified in its entirety by reference to Amended and Restated Bylaws of Southwall Technologies Inc.  A copy of the Amended and Restated Bylaws of Southwall Technologies Inc. is attached to this report as Exhibit 3.1 and is incorporated herein by reference

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.

The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION
3.1	Second Amended and Restated Bylaws of Southwall Technologies Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: November 3, 2008	SOUTHWALL TECHNOLOGIES INC.

By:	/s/ Dennis F. Capovilla
Dennis F. Capovilla
Chief Executive Officer